UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019

Knowles Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1151 Maplewood Drive, Itasca, Illinois		60143
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 250-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Knowles Corporation (the “Company”) held its annual meeting of stockholders on May 31, 2019 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (i) elected the persons listed below to serve as Class III directors for a one-year term expiring at the 2020 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, (ii) ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2019, (iii) approved, on an advisory non-binding basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement filed by the Company with the U.S. Securities and Exchange Commission in connection with the Annual Meeting, (iv) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority shareholder vote requirement to amend certain provisions of the Company’s charter and (v) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority shareholder vote requirement to amend the Company’s By-Laws. Set forth below are the voting results for each of the proposals presented at the Annual Meeting:

Proposal 1 — Election of four Class III directors:

Director	For	Against	Abstain	Broker Non-Votes
Hermann Eul	76,791,844	1,388,328	384,894	5,639,055
Donald Macleod	76,759,590	1,420,781	384,695	5,639,055
Dr. Cheryl Shavers	76,977,089	1,203,481	384,496	5,639,055
Steven F. Mayer	76,705,827	1,223,637	635,602	5,639,055

Proposal 2 — Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2019:

For	Against	Abstain	Broker Non-Votes
83,845,418	331,530	27,173	0

Proposal 3 — Non-binding advisory vote to approve named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
72,282,732	6,151,048	131,286	5,639,055

Proposal 4 — Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority shareholder vote requirement to amend certain provisions of the Company’s charter:

For	Against	Abstain	Broker Non-Votes
78,205,846	325,410	33,810	5,639,055

Proposal 5 — Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority shareholder vote requirement to amend the Company’s By-Laws:

For	Against	Abstain	Broker Non-Votes
78,007,908	325,137	232,021	5,639,055

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: June 6, 2019	By:	/s/ Robert J. Perna
Robert J. Perna
Senior Vice President, General Counsel & Secretary

2